Exhibit 10.4

Merrill Lynch Master Confirmation of OTC Collared ASAP Minus (VWAP Pricing, Fixed Notional)

Date:

April 1, 2008

ML Ref:

To:

Sempra Energy  (“Counterparty”)
101 Ash Street
San Diego, CA 92101

Attention:

Charles A. McMonagle, Senior VP & Treasurer

From:

Merrill Lynch International (“MLI”)

Merrill Lynch Financial Centre

2 King Edward Street

London EC1A 1HQ

______________________________________________________________________________________

Dear Sir / Madam:

The purpose of this letter agreement (the “Master Confirmation”), each supplemental confirmation substantially in the form attached hereto as Exhibit A (each, a “Supplemental Confirmation” and the Supplemental Confirmations, together with the Master Confirmation, this “Confirmation”) is to confirm the terms and conditions of each of the above-referenced transactions entered into between Counterparty and MLI through its agent Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPF&S” or “Agent”) on the respective Trade Dates specified in the Supplemental Confirmations (each, a “Transaction” and collectively, the “Transactions”).  This Confirmation constitutes a “Confirmation” both on behalf of MLI, as referred to in the ISDA Master Agreement specified below, and on behalf of MLPF&S, as agent of MLI.

The definitions and provisions contained in the 2000 ISDA Definitions (the “Swap Definitions”) and the 2002 ISDA Equity Derivatives Definitions (the “Equity Definitions” and, together with the Swap Definitions, the “Definitions”), in each case as published by the International Swaps and Derivatives Association, Inc., are incorporated into this Confirmation.  In the event of any inconsistency between the Swap Definitions and the Equity Definitions, the Equity Definitions will govern, in the event of any inconsistency between the Definitions and the Master Confirmation, the Master Confirmation will govern, in the event of any inconsistency between the Master Confirmation and any Supplemental Confirmation, the Supplemental Confirmation will govern.  References herein to any “Transaction” shall be deemed to be references to a “Share Forward Transaction” for purposes of the Equity Definitions and a “Swap Transaction” for the purposes of the Swap Definitions.

This Confirmation evidences a complete binding agreement between you and us as to the terms of the Transactions to which this Confirmation relates.  This Confirmation (notwithstanding anything to the contrary herein), shall be subject to an agreement in the 1992 form of the ISDA Master Agreement (Multicurrency Cross Border) including the Credit Support Annex (the “Master Agreement” or “Agreement”), as if we had executed an agreement in such form (but without any Schedule and with elections specified in the “ISDA Master Agreement” Section of the Master Confirmation) on the Trade Date of the first such Transaction between us.  In the event of any inconsistency between the provisions of that agreement and this Confirmation, this Confirmation will prevail for the purpose of each Transaction.

The terms of each Transaction to which the Master Confirmation relates are as follows:

General Terms:

Trade:

With respect to each Transaction, Counterparty, subject to the terms and conditions and in reliance upon the representations and warranties set forth herein, will purchase from MLI, at a time determined by MLI, as described herein, Shares in an amount equal to the Number of Shares.  The parties hereto acknowledge that in selling Shares, MLI is acting as principal for its own account and has no implied duties (including any fiduciary duty) to Counterparty and any purchases of Shares by MLI in the open market in anticipation of delivery of Shares to Counterparty are solely for the account of MLI.

Trade Date:

For each Transaction, as set forth in the corresponding Supplemental Confirmation.

Effective Date:

Prepayment Date

Buyer:

Counterparty

Seller:

MLI

Shares:

Shares of common stock, without par value USD, of Counterparty (Symbol: SRE)

Number of Shares:

The result of the Prepayment Amount divided by the Settlement Price, subject to a maximum number of Shares equal to Maximum Shares and a minimum number of Shares equal to the Minimum Shares.

Maximum Shares:

For each Transaction, as set forth in the corresponding Supplemental Confirmation.

Minimum Shares:

For each Transaction, as set forth in the corresponding Supplemental Confirmation.

Initial Share Price:

The average of the VWAP Prices for each Exchange Business Day during the Hedge Period.

Forward Price:

Settlement Price

Hedge Period:

Each consecutive Exchange Business Day beginning on the Hedging Initiation Date and ending on the Hedging Completion Date, which is the period that MLI purchases Shares to establish the Initial Hedge Position.

Hedging Initiation Date:

For each Transaction, as set forth in the Supplemental Confirmation.

Hedging Completion Date:

For each Transaction, as set forth in the Supplemental Confirmation.

Initial Hedge Position:

For each Transaction, as set forth in the Supplemental Confirmation.

Prepayment:

Applicable

Prepayment Amount:

For each Transaction, as set forth in the corresponding Supplemental Confirmation.

Prepayment Date:

For each Transaction, as set forth in the corresponding Supplemental Confirmation.

Exchange:

NYSE

Related Exchange(s):

All Exchanges

Market Disruption Event:

The definition of “Market Disruption Event” in Section 6.3(a) of the Equity Definitions is hereby amended by replacing the words “at any time during the one-hour period that ends at the relevant Valuation Time” in the third line thereof with the words “at any time on any Scheduled Trading Day during the Valuation Period or” after the word “material”.

Initial Share Delivery:

MLI shall deliver a number of shares specified in the Supplemental Confirmation to Counterparty on the Initial Share Delivery Date.

Initial Share Delivery Date:

Prepayment Date.  The Initial Share Delivery Date shall be deemed to be a “Settlement Date” for purposes of Section 9.4 of the Equity Definitions.

Additional Share Delivery:

If specified, MLI shall deliver a number of shares as specified in the Supplemental Confirmation to the Counterparty on the Additional Share Delivery Date.

Additional Share Delivery Date:

As specified in the Supplemental Confirmation. The Additional Share Delivery Date shall be deemed to be a “Settlement Date” for purposes of Section 9.4 of the Equity Definitions.

Valuation:

Valuation Period:

For each Transaction, each Scheduled Trading Day from and including the Initial Settlement Date up to and including the Valuation Date; provided, that with respect to each Suspension Event (if any) affecting such Scheduled Trading Days, MLI may, by written notice to Counterparty (which notice shall not specify the reason for MLI’s election to suspend the Valuation Period), exclude the Scheduled Trading Day(s) on which such Suspension Event has occurred (such days, “Suspension Event Days”) and extend the last possible Valuation Date by the total number of such Suspension Event Days; provided, further, that notwithstanding anything to the contrary in the Equity Definitions, to the extent that any Scheduled Trading Days in the Valuation Period are Disrupted Days, the Calculation Agent may exclude such Disrupted Days and extend the last possible Valuation Date by the number of such Disrupted Days (in addition to any Suspension Event Days, without duplication).

Suspension Event:

Each and every one of the following events: (i) MLI concludes, in its sole discretion, that Counterparty will be engaged in a distribution of the Shares for purposes of Regulation M or that the “restricted period” in respect of such distribution has not yet been completed; or (ii) MLI reasonably concludes, in its sole discretion, that it is appropriate with respect to any legal, regulatory or self-regulatory requirements or related policies and procedures (whether or not such requirements, policies or procedures are imposed by law or have been voluntarily adopted by MLI), including without limitation any third-party tender offer, for it to refrain from purchasing Shares during any part of the Valuation Period.

Exclusion Mechanics:

With respect to each Suspension Event Day and Disrupted Day (each, an “Exclusion Day”), the Calculation Agent must determine whether (i) such Exclusion Day should be excluded in full, in which case such Exclusion Day shall not be included for purposes of determining the Settlement Price, or (ii) such Exclusion Day should only be partially excluded, in which case the VWAP Price for such Exclusion Day shall be determined by the Calculation Agent based on Rule 10b-18 eligible transactions in the Shares on such Exclusion Day effected during the portion of the Scheduled Trading Day unaffected by such event or events, and the weighting of the VWAP Prices for the relevant Scheduled Trading Days during the Valuation Period shall be adjusted by the Calculation Agent for purposes of determining the Settlement Price.  If a Disrupted Day occurs during the Valuation Period, and each of the nine immediately following Scheduled Trading Days is a Disrupted Day, then the Calculation Agent, in its discretion, may either (i) determine the VWAP Price for such ninth Scheduled Trading Day and adjust the weighting of the VWAP Prices for the relevant Scheduled Trading Days during the Valuation Period as it deems appropriate for purposes of determining the Settlement Price based on, among other factors, the duration of any Market Disruption Event and the volume, historical trading patterns and price of the Shares or (ii) disregard such day for purposes of determining the Settlement Price and further postpone the Valuation Date, in either case, as it deems appropriate to determine the VWAP Price.

Valuation Date:

For each Transaction, the earlier to occur of the date as set forth in the Supplemental Confirmation (as the same may be postponed in accordance with the provisions hereof) (the “Scheduled Valuation Date”) and any Accelerated Valuation Date.

Accelerated Valuation Date:

For each Transaction, any date, occurring on or after the First Acceleration Date but prior to the Scheduled Valuation Date, designated by MLI to be the Valuation Date; MLI shall notify Counterparty of such designation prior to the opening of trading on the Exchange on the Scheduled Trading Day immediately following such Accelerated Valuation Date.

First Acceleration Date:

For each Transaction, as set forth in the Supplemental Confirmation.

Settlement Terms:

Physical Settlement:

Applicable

Settlement Currency:

USD

Settlement Method Election:

Not Applicable

Settlement Price:

The arithmetic mean of the VWAP Prices of the Shares for each Scheduled Trading Day in the Valuation Period minus the Settlement Price Adjustment Amount.

Settlement Price Adjustment

Amount:

For each Transaction, as set forth in the Supplemental Confirmation.

Number of Shares

to be Delivered:

A number of Shares equal to (i) the Number of Shares, minus (ii) the sum of (A) Initial Share Delivery and (B) Additional Share Delivery; provided, however, that the Number of Shares to be Delivered cannot be less than zero.

VWAP Price:

The daily volume weighted average price per Share.  For the purpose of calculating the VWAP Price, the Calculation Agent will include only those trades which are reported during the period of time during which Counterparty could purchase its own shares under Rule 10b-18(b)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and pursuant to the conditions of Rule 10b-18(b)(3) and (b)(4) under the Exchange Act.  Counterparty acknowledges that MLI may refer to the Bloomberg Page “SRE.N <Equity> AQR SEC” (or any successor thereto), in its discretion, to determine the VWAP Price.

Share Adjustments:

Method of Adjustment:

Calculation Agent Adjustment; provided, however, that an Extraordinary Dividend Event occurring with respect to a Transaction shall be an Additional Termination Event under the Agreement with respect to such Transaction, with such Transaction being an Affected Transaction and Counterparty being the sole Affected Party.

Extraordinary Dividends:

Each dividend or distribution payment (other than any dividend or distribution of the type described in Section 11.2(e)(i) or Section 11.2(e)(ii)(A) or (B) of the Equity Definitions) having an ex-dividend date during the Valuation Period, other than the payment of the Ordinary Dividend Amount on each Scheduled Dividend Date.  For the avoidance of doubt, the rescheduling of a Scheduled Dividend Date to an earlier date shall result in an Ordinary Dividend Amount payable on such rescheduled day becoming an Extraordinary Dividend.

Ordinary Dividend Amount:

For each Transaction, as set forth in the Supplemental Confirmation.

Scheduled Dividend Dates:

For each Transaction, as set forth in the Supplemental Confirmation.

Extraordinary Events:

Consequences of Merger Events:

     Share-for-Share:

Modified Calculation Agent Adjustment

     Share-for-Other:

Cancellation and Payment; for the avoidance of doubt, the value of any embedded optionality in the Transaction shall be taken into account in determining the Cancellation Amount.

     Share-for-Combined:

Component Adjustment

     Determining Party:

MLI

Consequences of Tender Offers:

     Share-for-Share:

Modified Calculation Agent Adjustment

     Share-for-Other:

Cancellation and Payment; for the avoidance of doubt, the value of any embedded optionality in the Transaction shall be taken into account in determining the Cancellation Amount.

     Share-for-Combined:

Component Adjustment

   Determining Party:

MLI

New Share:

The definition of “New Shares” in Section 12.1 of the Equity Definitions shall be amended by inserting at the beginning of subsection (i) the following: “(i) where the Exchange is located in the United States, publicly quoted, traded or listed on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Stock Market LLC (or their respective successors) or otherwise,”.

Announcement Event:

If an Announcement Event occurs, the Calculation Agent will determine in good faith and in a commercially reasonable manner the economic effect of the Announcement Event on the Transaction (including without limitation any change in volatility, expected dividends, stock loan rate or liquidity relevant to the Shares or to the Transaction) from the Announcement Date to the Valuation Date. If such economic effect is material, the Calculation Agent will adjust the terms of the Transaction to reflect such economic effect.  “Announcement Event” shall mean the occurrence of the Announcement Date of a Merger Event or Tender Offer.

Nationalization, Insolvency or

Delisting:

Cancellation and Payment; provided, that in addition to the provisions of Section 12.6(a)(iii) of the Equity Definitions, it shall also constitute a Delisting if the Exchange is located in the United States and the Shares are not immediately re-listed, re-traded or re-quoted on any of the New York Stock Exchange, the American Stock Exchange or The NASDAQ National Market (or their respective successors); and if the Shares are immediately re-listed, re-traded or re-quoted on any such exchange or quotation system, such exchange or quotation system shall be deemed to be the Exchange.

   Determining Party:

MLI

Additional Disruption Events:

     Change in Law:

Applicable

     Insolvency Filing:

Applicable

     Increased Cost of Stock Borrow:

Applicable; provided, that Sections 12.9(a)(vii) and 12.9(b)(iv) of the Equity Definitions are amended by deleting the words “at a rate equal to or less than the Initial Stock Loan Rate” and replacing them with “at a rate of equal to or less than 35 basis points”.

   Hedging Party:

MLI

   Determining Party;

MLI

Non-Reliance/Agreements and

Acknowledgements Regarding

Hedging Activities/Additional

Acknowledgements:

Applicable

Partial Early Settlement

Notwithstanding any other provisions of this Confirmation, if MLI (together with its affiliates, as such term is defined under the Exchange Act) acquire or hold a number of Shares or other equity securities of Counterparty exchangeable for or convertible into Shares which in aggregate would equal or exceed 4.75% of all Shares then issued and outstanding (the “Ownership Limit”), MLI may at any time and from time to time during the term of a Transaction deliver to Counterparty a number of Shares to cause MLI and its affiliates to hold less than the Ownership Limit and Counterparty agrees to take ownership of any such Shares, provided, that MLI has furnished to Counterparty three days’ prior notice in writing specifying a date for settlement (each, a “Special Settlement Date”) and the number of Shares to be delivered by MLI to Counterparty on the Special Settlement Date.  The parties understand and agree that (i) the delivery of the Shares by or on behalf of MLI is irrevocable and that as of any Special Settlement Date Counterparty will be the sole beneficial owner of the Shares for all purposes and (ii) the number of Shares delivered by MLI on any such Special Settlement Date will reduce the number of the number of Shares, if any, to be delivered by MLI in settlement of one or more Transactions.

Registration:

Counterparty hereby agrees that if, in the good faith reasonable judgment of MLI, the Shares (“Hedge Shares”) acquired by MLI for the purpose of hedging its obligations pursuant to any Transaction cannot be sold in the public market by MLI without registration under the Securities Act, Counterparty shall, at its election, assume one of the following obligations: (i) in order to allow MLI to sell the Hedge Shares in a registered offering, make available to MLI an effective registration statement under the Securities Act and enter into an agreement, in form and substance satisfactory to MLI, substantially in the form of an underwriting agreement for a registered secondary offering; provided however, that if MLI, in its sole reasonable discretion, is not satisfied with access to due diligence materials, the results of its due diligence investigation, or the procedures and documentation for the registered offering referred to above, then clause (ii) or clause (iii) of this paragraph shall apply at the election of Counterparty, (ii) in order to allow MLI to sell the Hedge Shares in a private placement, enter into a private placement agreement substantially similar to private placement purchase agreements customary for private placements of equity securities, in form and substance satisfactory to MLI (in which case, the Calculation Agent shall make any adjustments to the terms of such Transaction that are necessary, in its reasonable judgment, to compensate MLI for any discount from the public market price of the Shares incurred on the sale of Hedge Shares in a private placement), or (iii) purchase the Hedge Shares from MLI at the Closing Price on such Exchange Business Days, and in the amounts, requested by MLI.

Other Share Deliveries in Lieu of Cash Payment:

If Counterparty would be obligated to pay cash to MLI or receive cash from MLI pursuant to the terms of this Agreement for any reason without having had the right (other than pursuant to this paragraph) to elect to deliver Shares or receive Shares, as the case may be, in satisfaction of such payment obligation or right, then Counterparty may elect that Counterparty deliver to MLI or receive from MLI, as the case may be, a number of Shares having an equivalent value (such number of Shares to be delivered to be determined by the Calculation Agent taking into account relevant factors, including whether or not the Shares are subject to legal or other restrictions on transfer or acquisition and the costs and expenses associated with disposing of or acquiring such Shares).  Settlement relating to any delivery of Shares pursuant to this paragraph shall occur within a reasonable period of time.

Additional Agreements, Representations and Covenants of Counterparty, Etc.:

1.

Counterparty hereby represents and warrants to MLI that during each Hedge Period:

a.

neither Counterparty nor any “affiliated purchaser” (as such term is defined in Rule 10b-18 under the Exchange Act) will acquire Shares (or equivalent interests or securities exchangeable, convertible or exercisable into Shares) or be a party to any repurchase or similar agreements pursuant to which a valuation, averaging or hedging period or similar such period overlaps or potentially overlaps with the Hedge Period, except for off-market purchases of Shares issued to employees as “restricted shares” pursuant to the Counterparty’s Employee Stock Incentive Plan or the 1998 Long-Term Incentive Plan;

b.

Counterparty will not be engaged in a distribution of Shares or other securities for which the Shares are a reference security for purposes of Rule 102 of Regulation M under the Exchange Act; and

c.

Unless the Hedge Period is covered by a Plan described below, Counterparty is not in possession of any material nonpublic information regarding Counterparty or Shares.

2.

MLI hereby represents and warrants to Counterparty that during the Hedge Period, it and each person or entity subject to its control or acting on its behalf will use commercially reasonable efforts to purchase Shares to establish its Initial Hedge Position in compliance with the time of purchase, price of purchase and volume of purchase provisions of Rule 10b-18 under the Exchange Act, as if such rule could be applied to such purchases.

Compliance with Securities Laws:

Each party represents and agrees that it has complied, and will comply, in connection with each Transaction and all related or contemporaneous sales and purchases of Shares, with the applicable provisions of the Securities Act, and the Exchange Act, and the rules and regulations each thereunder, including, without limitation, Rules 10b-5 and Regulation M under the Exchange Act; provided that each party shall be entitled to rely conclusively on any information communicated by the other party concerning such other party’s market activities.

Each party further represents and warrants that if such party (“X”) purchases any Shares from the other party pursuant to any Transaction, such purchase(s) will comply in all material respects with (i) all laws and regulations applicable to X and (ii) all contractual obligations of X.

Each party acknowledges that the offer and sale of each Transaction to it is intended to be exempt from registration under the Securities Act by virtue of Section 4(2) thereof and the provisions of Regulation D thereunder (“Regulation D”).  Accordingly, each party represents and warrants to the other that (i) it has the financial ability to bear the economic risk of its investment in each Transaction and is able to bear a total loss of its investment, (ii) it is an “accredited investor” as that term is defined under Regulation D, (iii) it will purchase each Transaction for investment and not with a view to the distribution or resale thereof, and (iv) the disposition of each Transaction is restricted under this Confirmation, the Securities Act and state securities laws.

Counterparty represents and warrants as of the date hereof that:

(a) each of its filings under the Exchange Act that are required to be filed from and including the ending date of Counterparty's most recent prior fiscal year have been filed, and that, as of the respective dates thereof and hereof, there is no misstatement of material fact contained therein or omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances in which they were made not misleading;

(b) Counterparty is not in possession of material non-public information regarding the Shares or the Counterparty;
(c) Counterparty is not entering into any Transaction to facilitate a distribution of the common stock or in connection with a future distribution of securities;

(d) Counterparty is not entering into any Transaction to create actual or apparent trading activity in the Shares (or any security convertible into or exchangeable for Shares) or to manipulate the price of the Shares (or any security convertible into or exchangeable for Shares);

(e)  Counterparty is entering into each Transaction in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 under the Exchange Act (“Rule 10b5-1”); it is the intent of the parties that each Transaction comply with the requirements of Rule l0b5-l(c)(1)(i)(A) and (B) and each Transaction shall be interpreted to comply with the requirements of Rule 10b5-l(c) (a “Plan”); Counterparty will not seek to control or influence MLI or MLPF&S to make “purchases or sales” (within the meaning of Rule 10b5-1(c)(l)(i)(B)(3)) under any Transaction, including, without limitation, any decision to enter into any hedging transactions; Counterparty represents and warrants that it has consulted with its own advisors as to the legal aspects of its adoption and implementation of each Transaction under Rule 10b5-1;

(f)  Other than as disclosed to MLI in Schedule A hereto, neither it nor any “affiliated purchaser” (as defined in Rule 10b-18 under the Exchange Act) has made any purchases of blocks pursuant to the proviso in Rule 10b-18(b)(4) under the Exchange Act during the four full calendar weeks immediately preceding the applicable Hedging Initiation Date;

(g)  The purchase or writing of each Transaction will not violate Rule 13e-1 or Rule 13e-4 under the Exchange Act, and Counterparty is not entering into any Transaction in anticipation of, or in connection with, or to facilitate a self-tender offer or a third-party tender offer;

(h)  Each Transaction is consistent with the publicly announced program of Counterparty to repurchase, from time to time, Shares (the “Repurchase Program”); and

(i)  Counterparty has full power and authority to undertake the Repurchase Program, and the Repurchase Program has been duly authorized and remains valid.

Counterparty covenants and agrees that:

(a)  during the term of each Transaction to promptly notify MLI telephonically (which oral communication shall be promptly confirmed by telecopy to MLI) if Counterparty determines that as a result of an acquisition or other business transaction or for any other reason Counterparty will be engaged in a distribution of Shares or other securities for which the Shares are a reference security for purposes of Rule 102 of Regulation M under the Exchange Act and to promptly notify MLI by telecopy of the period commencing on the date that is one (1) business day before the commencement of such distribution and ending on the day on which Counterparty completes the distribution (the “Distribution Period”); for the purposes of this Confirmation, the “term” of a Transaction shall not be considered to have been completed until all Shares required to be transferred to party hereto have been duly transferred and all cash amounts required to be paid to a party hereto have been duly paid; and

(b)  without the prior written consent of MLI, neither Counterparty nor any “affiliated purchaser” (as such term is defined in Rule 10b-18 under the Exchange Act) will acquire Shares (or equivalent interests or securities exchangeable, convertible or exercisable into Shares) or be a party to any repurchase or similar agreements pursuant to which a valuation, averaging or hedging period or similar such period overlaps or potentially overlaps with the term of any Transaction, other than in those transactions already disclosed in writing to MLI and for off-market purchases of Shares issued to employees as “restricted shares” pursuant to the Counterparty’s Employee Stock Incentive Plan or the 1998 Long-Term Incentive Plan; in connection with such disclosed transactions and otherwise, although Counterparty acknowledges that Rule 10b-18 under the Exchange Act cannot be applied to MLI’s or MLPF&S’s purchases of Shares in connection with any Transaction, Counterparty will not take any action that would or could cause MLI’s or MLPF&S’s purchases of Shares during any Transaction term not to comply with Rule 10b-18 under the Exchange Act, as if such rule could be applied to such Transaction; and

Counterparty acknowledges and agrees that:

(a)  In connection with each Transaction, MLI will engage in customary hedging activities in its sole discretion and for its own account and that such activities may involve sales or purchases at an average price that may be greater than, or less than, the price paid by Counterparty under the terms of such Transaction; and

(b)  Notwithstanding the generality of Section 13.1 of the Equity Definitions, MLI is not making any representations or warranties with respect to the treatment of any Transaction under FASB Statements 133 as amended or 150, EITF 00-19 (or any successor issue statements) or under FASB’s Liabilities & Equity Project.

Account Details:

Account for payments to Counterparty:

Union Bank of California

ABA# 122 000 496

FAO: Sempra Energy

A/C 0700-492435

Account for payment to MLI:

JP Morgan Chase Bank, New York

ABA# 021000021

FAO: MLI Equity Derivatives

A/C: 066213118

Bankruptcy Rights:

In the event of Counterparty’s bankruptcy, MLI’s rights in connection with any Transaction shall not exceed those rights held by common shareholders.  For the avoidance of doubt, the parties acknowledge and agree that MLI’s rights with respect to any other claim arising from any Transaction prior to Counterparty’s bankruptcy shall remain in full force and effect and shall not be otherwise abridged or modified in connection herewith.

Set-Off:

Each of the parties waives any and all rights it may have to set-off, whether arising under any agreement, applicable law or otherwise.

Collateral:

For each Transaction, as set forth in the corresponding Supplemental Confirmation.

Transfer:

Counterparty may transfer any of its rights or delegate its obligations under any Transaction with the prior written consent of MLI.  MLI may assign and delegate its rights and obligations under any Transaction (the “Transferred Obligations”) to any subsidiary of ML & Co. (the “Assignee”) with Guarantee of Assignee by Merrill Lynch & Co., Inc. in the form of Exhibit B.  MLI will provide by notice specifying the effective date of such transfer (“Effective Date”) and including an executed acceptance and assumption by the Assignee of the Transferred Obligations; provided that (i) Counterparty will not, as a result of such transfer, be required to pay to the Assignee an amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) of the Agreement (except in respect of interest under Section 2(e), 6(d)(ii), or 6(e)) greater than the amount in respect of which Counterparty would have been required to pay to MLI in the absence of such transfer; and (ii) the Assignee will not, as a result of such transfer, be required to withhold or deduct on account of a Tax under Section 2(d)(i) of the Agreement (except in respect of interest under Section 2(e), 6(d)(ii), or 6(e)) an amount in excess of that which MLI would have been required to withhold or deduct in the absence of such transfer, unless the Assignee would be required to make additional payments pursuant to Section 2(d)(i)(4) of the Agreement corresponding to such excess.  On the Effective Date, (a) MLI shall be released from all obligations and liabilities arising under the Transferred Obligations; and (b) if MLI has not assigned and delegated its rights and obligations under the Agreement and all Transactions thereunder, the Transferred Obligations shall cease to be a Transaction under the Agreement and shall be deemed to be a Transaction under the master agreement, if any, between Assignee and Counterparty, provided that, if at such time Assignee and Counterparty have not entered into a master agreement, Assignee and Counterparty shall be deemed to have entered into an ISDA form of Master Agreement (Multicurrency-Cross Border) and Schedule substantially in the form of the Agreement but amended to reflect the name of the Assignee and the address for notices and any amended representations under Part 2 of the Agreement as may be specified in the notice of transfer.

Regulation:

MLI is regulated by The Securities and Futures Authority Limited and has entered into each Transaction as principal.

Indemnity:

Counterparty agrees to indemnify MLI, its Affiliates and their respective directors, officers, agents and controlling parties (MLI and each such person being an “Indemnified Party”) from and against any and all losses, claims, damages and liabilities, joint and several, to which such Indemnified Party may become subject because of the untruth of any representation by Counterparty or a breach by Counterparty of any agreement or covenant under this Confirmation, in the Agreement, the Plan or any other agreement relating to the Agreement or any Transaction and will reimburse any Indemnified Party for all reasonable expenses (including reasonable legal fees and expenses) as they are incurred in connection with the investigation of, preparation for, or defense of, any pending or threatened claim or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party thereto; provided, however, that Counterparty shall not have any liability to any Indemnified Party to the extent that such obligations (i) are finally determined by a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of any Indemnified Party (and in such case, such Indemnified Party shall promptly return to Counterparty any amounts previously expended by Counterparty hereunder) or (ii) are trading losses incurred by MLI that are not attributable, whether directly or indirectly, to a breach by Counterparty of any agreement, term or covenant herein.

ISDA Master Agreement

With respect to the Agreement, MLI and Counterparty each agree as follows:

Specified Entities:

(i) in relation to MLI,  for the purposes of:

Section 5(a)(v):

not applicable
Section 5(a)(vi):

not applicable
Section 5(a)(vii):

not applicable
Section 5(b)(iv):

not applicable

and (ii) in relation to Counterparty,  for the purposes of:

Section 5(a)(v):

not applicable
Section 5(a)(vi):

not applicable
Section 5(a)(vii):

not applicable
Section 5(b)(iv):

not applicable

“Specified Transaction” will have the meaning specified in Section 14 of the Agreement.

The “Credit Event Upon Merger” provisions of Section 5(b)(iv) of the Agreement will not apply to MLI and Counterparty.

The “Automatic Early Termination” provision of Section 6(a) of the Agreement will not apply to MLI or to Counterparty.

Payments on Early Termination for the purpose of Section 6(e) of the Agreement:  (i) Loss shall apply; and (ii) the Second Method shall apply.

“Termination Currency” means USD.

Tax Representations:

(I)

For the purpose of Section 3(e) of the Agreement, each party represents to the other party that it is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii), or 6(e) of the Agreement) to be made by it to the other party under the Agreement.  In making this representation, each party may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Agreement, and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the Agreement, and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the Agreement; provided that it will not be a breach of this representation where reliance is placed on clause (ii) above and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

(II)

For the purpose of Section 3(f) of the Agreement, each party makes the following representations to the other party:

(i)

MLI represents that it is a company organized under the laws of England and Wales.

(ii)

Counterparty represents that it is a corporation incorporated under the laws of California.

Delivery Requirements:  For the purpose of Sections 3(d), 4(a)(i) and (ii) of the Agreement, each party agrees to deliver the following documents:

Tax forms, documents or certificates to be delivered are:

Each party agrees to complete (accurately and in a manner reasonably satisfactory to the other party), execute, and deliver to the other party, United States Internal Revenue Service Form W-9 or W-8 BEN, or any successor of such form(s): (i) before the first payment date under this agreement; (ii) promptly upon reasonable demand by the other party; and (iii) promptly upon learning that any such form(s) previously provided by the other party has become obsolete or incorrect.

Other documents to be delivered:

Party Required to Deliver Document	Document Required to be Delivered	When Required	Covered by Section 3(d) Representation
Counterparty	Evidence of the authority and true signatures of each official or representative signing this Confirmation	Upon or before execution and delivery of this Confirmation	Yes
Counterparty	Certified copy of the resolution of the Board of Directors or equivalent document authorizing the execution and delivery of this Confirmation	Upon or before execution and delivery of this Confirmation	Yes
Each party	Executed Supplemental Confirmation, substantially in the form of Exhibit A hereto, in respect of each Transaction	On or before the corresponding Trade Date	Yes
MLI	Guarantee of its Credit Support Provider, substantially in the form of Exhibit B attached hereto, together with evidence of the authority and true signatures of the signatories, if applicable	Upon or before execution and delivery of this Confirmation	Yes
MLI	Collateral Account Control Agreement, substantially in the form of Exhibit C hereto, in respect of each Transaction	Upon or before execution and delivery of this Confirmation	Yes

Addresses for Notices:  For the purpose of Section 12(a) of the Agreement:

Address for notices or communications to MLI:

Address:

Merrill Lynch International

Merrill Lynch Financial Centre

2 King Edward Street, London EC1A 1HQ

Attention:  Gary Rosenblum

Facsimile No.:  212 449-2355    Telephone No.:  212 449-6309

(For all purposes)

Additionally, a copy of all notices pursuant to Sections 5, 6, and 7 as well as any changes to Counterparty’s address, telephone number or facsimile number should be sent to:

Address: GMI Counsel

Merrill Lynch World Headquarters

4 World Financial Center, 12th Floor

New York, New York  10080

Attention:  Global Equity Derivatives

Facsimile No.:  212 449-2355

Telephone No.:  212 449-6309

Address for notices or communications to Counterparty for all purposes:

Sempra Energy
101 Ash Street
San Diego, CA 92101
Attention: Charles A. McMonagle, Senior VP & Treasurer

Facsimile No.: 619 696-4588

Telephone No.: 619 696-4512

Process Agent:  For the purpose of Section 13(c) of the Agreement, MLI appoints as its process agent:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

222 Broadway, 16th Floor

New York, NY 10038

Attention: Litigation Department

Counterparty does not appoint a Process Agent.

Multibranch Party.  For the purpose of Section 10(c) of the Agreement: Neither MLI nor Counterparty is a Multibranch Party.

Calculation Agent.  The Calculation Agent is MLI, whose judgments, determinations and calculations in each Transaction and any related hedging transaction between the parties shall be made in good faith and in a commercially reasonable manner.

Credit Support Document.

MLI:  Guarantee of ML&Co in the form attached hereto as Exhibit B and the Collateral Account Control Agreemt entered into among Counterparty, MLI and MLPF&S as Securities Intermediary in the form attached hereto as Exhibit C.

Counterparty:  Not Applicable

Credit Support Provider.

With respect to MLI: Merrill Lynch and Co. and with respect to Counterparty, Not Applicable.

Governing Law.  This Confirmation will be governed by, and construed in accordance with, the laws of the State of New York.

Netting of Payments.  The provisions of Section 2(c) of the Agreement shall not be applicable to each Transaction.

Accuracy of Specified Information.  Section 3(d) of the Agreement is hereby amended by adding in the third line thereof after the word “respect” and before the period the words “or, in the case of audited or unaudited financial statements or balance sheets, a fair presentation of the financial condition of the relevant person.”

Basic Representations.  Section 3(a) of the Agreement is hereby amended by the deletion of “and” at the end of Section 3(a)(iv); the substitution of a semicolon for the period at the end of Section 3(a)(v) and the addition of Sections 3(a)(vi), as follows:

Eligible Contract Participant; Line of Business.  It is an “eligible contract participant” as defined in the Commodity Futures Modernization Act of 2000, and it has entered into this Confirmation and each Transaction in connection with its business or a line of business (including financial intermediation), or the financing of its business.

Amendment of Section 3(a)(iii).  Section 3(a)(iii) of the Agreement is modified to read as follows:

No Violation or Conflict.  Such execution, delivery and performance do not materially violate or conflict with any law known by it to be applicable to it, any provision of its constitutional documents, any order or judgment of any court or agency of government applicable to it or any of its assets or any material contractual restriction relating to Specified Indebtedness binding on or affecting it or any of its assets.

Amendment of Section 3(a)(iv).  Section 3(a)(iv) of the Agreement is modified by inserting the following at the beginning thereof:

“To such party’s best knowledge,”

Additional Representations:

Counterparty Representations.  As of the date hereof and each Trade Date, Counterparty represents and warrants that it: (i) has such knowledge and experience in financial and business affairs as to be capable of evaluating the merits and risks of entering into each Transaction; (ii) has consulted with its own legal, financial, accounting and tax advisors in connection with each Transaction; and (iii) is entering into each Transaction for a bona fide business purpose to hedge or repurchase Shares.

As of the date hereof and each Trade Date, Counterparty represents and warrants that it is not and has not been the subject of any civil proceeding of a judicial or administrative body of competent jurisdiction that could reasonably be expected to impair materially Counterparty’s ability to perform its obligations hereunder.

As of the date hereof and each Trade Date, Counterparty is not insolvent.

Acknowledgements:

(1) The parties acknowledge and agree that there are no other representations, agreements or other undertakings of the parties in relation to any Transaction, except as set forth in this Confirmation.

(2) The parties hereto intend for:

(a)

each Transaction to be a “securities contract” as defined in Section 741(7) of Title 11 of the United States Code (the “Bankruptcy Code”), qualifying for the protections under Sections 546 and 555 of the Bankruptcy Code;

(b)

a party’s right to liquidate each Transaction and to exercise any other remedies upon the occurrence of any Event of Default under the Agreement with respect to the other party to constitute a “contractual right” as defined in the Bankruptcy Code;

(c)

all payments for, under or in connection with each Transaction, all payments for the Shares and the transfer of such Shares to constitute “settlement payments” as defined in the Bankruptcy Code.

Amendment of Section 6(d)(ii).  Section 6(d)(ii) of the Agreement is modified by deleting the words “on the day” in the second line thereof and substituting therefor “on the day that is three Local Business Days after the day”.  Section 6(d)(ii) is further modified by deleting the words “two Local Business Days” in the fourth line thereof and substituting therefor “three Local Business Days.”

Amendment of Definition of Reference Market-Makers.  The definition of “Reference Market-Makers” in Section 14 is hereby amended by adding in clause (a) after the word “credit” and before the word “and” the words “or to enter into transactions similar in nature to Transactions”.

Consent to Recording.  Each party consents to the recording of the telephone conversations of trading and marketing personnel of the parties and their Affiliates in connection with this Confirmation.  To the extent that one party records telephone conversations (the “Recording Party”) and the other party does not (the “Non-Recording Party”), the Recording Party shall in the event of any dispute, make a complete and unedited copy of such party’s tape of the entire day’s conversations with the Non-Recording Party’s personnel available to the Non-Recording Party.  However, unless both parties have recorded the telephone conversation, the Recording Party’s tapes may not be used by either party in any forum in which a dispute is sought to be resolved. The Recording Party will retain tapes for a consistent period of time in accordance with the Recording Party’s policy unless one party notifies the other that a particular transaction is under review and warrants further retention.

Disclosure.  Each party hereby acknowledges and agrees that MLI has authorized Counterparty to disclose each Transaction and any related hedging transaction between the parties if and to the extent that Counterparty reasonably determines (after consultation with MLI) that such disclosure is required by law or by the rules of any securities exchange or similar trading platform.

Severability.  To the extent permitted by law, if any term, provision, covenant or condition of this Confirmation, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable in whole or in part for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Confirmation had been executed with the invalid or unenforceable provision eliminated, so long as this Confirmation as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Confirmation and the deletion of such portion of this Confirmation will not substantially impair the respective benefits or expectations of parties to this Agreement; provided, however, that this severability provision shall not be applicable if any provision of Section 2, 5, 6 or 13 of the Agreement (or any definition or provision in Section 14 to the extent that it relates to, or is used in or in connection with any such Section) shall be so held to be invalid or unenforceable.

Affected Parties.  For purposes of Section 6(e) of the Agreement, each party shall be deemed to be an Affected Party in connection with Illegality and any Tax Event.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Master Confirmation enclosed for that purpose and returning it to us.

Very truly yours,

MERRILL LYNCH INTERNATIONAL

By: ___________________________________

Name:

Title:

Confirmed as of the date first above written:

SEMPRA ENERGY

By: _______________________________

By: _____________________________

Name:

Name:

Title:

Title:

Acknowledged and agreed as to matters relating to the Agent:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
solely in its capacity as Agent hereunder

By: ___________________________________

Name:

Title:

EXHIBIT A

FORM OF SUPPLEMENTAL CONFIRMATION

Merrill Lynch Supplemental Confirmation of Collared ASAP Minus (VWAP Pricing, Fixed Notional)

Date:

[●], 2008

ML Ref: ●

To:

Sempra Energy  (“Counterparty”)
101 Ash Street
San Diego, CA 92101

Attention:

Charles A. McMonagle, Senior VP & Treasurer

From:

Merrill Lynch International (“MLI”)

Merrill Lynch Financial Centre

2 King Edward Street

London EC1A 1HQ

______________________________________________________________________________________

Dear Sir / Madam:

Capitalized terms used herein, unless defined herein, have the meanings set forth in the Master Confirmation of OTC Collared ASAP Minus between Counterparty and MLI, dated as of [●], 2008.

The purpose of this Supplemental Confirmation is to confirm the terms and conditions of a Transaction under the Master Confirmation.

The terms of the Transaction to which the Supplemental Confirmation relates are as follows:

Trade Date:

[●], 2008

Hedging Initiation Date:

[●], 2008

Hedging Completion Date:

[●], subject to postponement by the Calculation Agent for each Scheduled Trading Day on which there is an event that would be a Suspension Event or Disrupted Day, were the Hedging Period the Valuation Period instead.

Initial Hedge Position:

The number of Shares determined by MLI to be its initial hedge position

Initial Settlement Date:

The Exchange Business Day immediately following the Hedging Completion Date

Scheduled Valuation Date:

[●]

First Acceleration Date:

[●]

Initial Share Delivery:

A number of Shares equal to [●]/[●] of the result of dividing the Prepayment Amount by the closing price of the regular trading session on the Exchange on the Exchange Business Day immediately preceding the Hedging Initiation Date.

Additional Share Delivery:

A number of Shares equal to (i) the Minimum Shares, minus (ii) Initial Share Delivery; provided, however, that the Additional Share Delivery cannot be less than zero.

Additional Share Delivery Date:

One (1) Exchange Business Day following the Hedging Completion Date.

Prepayment Amount:

[●]

Prepayment Date:

Hedge Initiation Date, following confirmation of Counterparty’s receipt of the Initial Share Delivery

Ordinary Dividend Amount:

USD $[●] per Share

Scheduled Dividend Dates:

Record dates of [●],[●] and [●] with corresponding payment dates of [●],[●] and [●]

Cap Price:

[●] of the Initial Share Price

Floor Price:

[●] of the Initial Share Price

Minimum Shares:

Prepayment Amount divided by Cap Price

Maximum Shares:

Prepayment Amount divided by Floor Price

Settlement Price Adjustment

Amount:

An amount equal to [●] of the closing price of the Shares on the Trade Date as determined by MLI

Credit Support Amount:

During the Hedging Period, an amount equal to [●].  After the Hedging Period, on each Valuation Date (as such term is used in the Credit Support Annex (the “CSA”)) the Calculation Agent will determine the Settlement Price as if such Valuation Date were the Accelerated Valuation Date (the “Interim Settlement Price”) and then calculate the Credit Support Amount as follows:

(i)

If the Interim Settlement Price is equal to or greater than the

Cap Price, zero.

(ii)

If the Interim Settlement Price is less than the Cap Price:

(I)

the minimum of (1) Maximum Shares – Minimum

Shares, and (2) (Prepayment Amount/Interim   Settlement Price) – Minimum Shares,

(II)

multiplied by the Interim Settlement Price.

Valuation Date (for purposes

of the CSA):

Every Monday during the Valuation Period.

Valuation Time:

5:00 PM EST

Notification Time:

10 a.m. on the next Local Business Day after the relevant Valuation Date

Transfer Timing:

Section 4(b) of the CSA is hereby amended by deleting the phrase “the next” on the third line thereof and replacing it with the word “such” and by deleting the word “second” in the last line thereof and replacing it with the word “next”.

Valuation Agent:

MLI

Minimum Transfer Amount:

$500,000

Collateral:

MLI will pledge Eligible Collateral in an amount and subject to the terms as defined below.

Custodian:

Merrill Lynch, Pierce, Fenner & Smith Incorporated pursuant to a Collateral Account Control Agreement, substantially in the form of Exhibit C, by and among Counterparty, MLI and MLPF&S.

Eligible Collateral:

The following Items will qualify as “Eligible Collateral”; provided that the individual Item is not on credit watch with negative implications, except for those qualifying Items on Attachment Q1 and any others that the parties may agree from time to time; provided further that no more than 25 individual security positions may be used as Eligible Collateral; and provided further that the maximum portion of Eligible Collateral from any single non-U.S. government credit shall be limited to $25 million:

Item:	Valuation Percentage:	Maximum Share of Eligible Collateral:

(A) Cash	100%	100%

(B) Negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity of not more than one year	100%	100%

(C) Securities with maturities of 90 days or less from the date of acquisition issued by the U.S., Switzerland, Canada, England or a member state of the European Union (excluding Greece, Italy and any Countries with sovereign debt ratings below Aa1/AA+) or by an instrumentality or agency of the U.S. government, Switzerland, Canada, England or a member state of the European Union (excluding Greece, Italy and any Countries with sovereign debt ratings below Aa1/AA+) having the same credit rating as its government	100%	$50 million maximum per non-U.S. country

(D) Certificates of deposit and eurodollar time deposits with maturities of 90 days or less from the date of acquisition and overnight bank deposits of any commercial bank having stable ratings of at least A/A-1 by S&P and A2/P-1 by Moody’s	100%	100%

(E) Repurchase obligations of any commercial bank satisfying the requirements of clause (D) of this definition, having a term of not more than seven days with respect to securities issued by the U.S. Government	100%	100%

(F) Commercial paper of a corporate issuer having stable ratings of at least A/A-1 by S&P and A2/P-1 by Moody’s and maturing within 90 days after the day of acquisition	100%	100%

(G) Securities with maturities of 90 days or less from the date of acquisition issued by any state, commonwealth or territory of the U.S., by any political subdivision or taxing authority of any such state, commonwealth or territory, the securities of which state, commonwealth, territory, political subdivision or taxing authority (as the case may be) having stable ratings of at least A by S&P and A2 by Moody’s	100%	20%

(H) Securities with maturities of 90 days or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (D) of this definition	100%	20%

(I) Shares of money market mutual or similar funds that conform with Rule 2a-7 of the Investment Companies Act of 1940 and having a minimum asset size of $3billion which invest exclusively in assets satisfying the requirements of clauses (C) through (H) of this definition	100%	$50 million per fund

(J) Non-Callable Agency Debt having a remaining maturity of not more than one year. For purposes hereof, “Non-Callable Agency Debt” means fixed rate, non-callable, non-amortizing U.S. Dollar-denominated senior debt securities of fixed maturity in book entry form issued by the Federal Home Loan Banks (including their consolidated obligations issued through the Office of Finance of the Federal Home Loan Bank System) (“FHLB”), Fannie Mae, the Federal Home Loan Mortgage Corporation (“Freddie Mac”) or the Federal Farm Credit Banks (“FFCB”)	99%	20%

(K) Non-Callable Agency Discount Notes having a remaining maturity of not more than twelve months. For purposes hereof, “Non-Callable Agency Discount Notes” means non-callable U.S. Dollar-denominated discount notes sold at a discount from their principal amount payable at maturity with an original maturity of 360 days or less in book entry form and issued by Fannie Mae, Freddie Mac, FHLB or FFCB	99%	20%

(L) Callable Agency Debt having a remaining maturity of not more than one year. For purposes hereof, “Callable Agency Debt” means fixed-rate, callable, non-amortizing U.S. Dollar-denominated senior debt securities in book entry form issued by FHLB, Fannie Mae or Freddie Mac	99%	20%

(M) Negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity of more than one year but not more than ten years	99%	0%

(N) Non-Callable Agency Debt and Callable Agency Debt having a remaining maturity of more than one year but not more than ten years	98%	0%

(O) Negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity of more than ten years	98%	0%

(P) Non-Callable Agency Debt and Callable Agency Debt having a remaining maturity of more than ten years	97%	0%

(Q) Corporate Debt having stable ratings of AA or better by Standard & Poor’s and Aa2 or better by Moody’s having a remaining maturity of less than 1 year or as otherwise mutually agreed by the Parties and listed in Attachment Q1 having a remaining maturity of less than one year	97%	50%

The Company may terminate the Transaction specified in this Supplemental Confirmation by giving written notice to MLI on or before [●].  Upon any such termination, neither party shall have any payment or delivery obligations as a result of this Transaction and all obligations and rights under this Transaction shall cease.

This Transaction is subject to a Plan (as defined in the Master Confirmation) that commences on the Trade Date.

Please confirm that the foregoing correctly sets forth the terms of our agreement by executing the copy of this Supplemental Confirmation enclosed for that purpose and returning it to us.

Very truly yours,

MERRILL LYNCH INTERNATIONAL

By: ___________________________________

Name:

Title:

Confirmed as of the date first above written:

SEMPRA ENERGY

By: ___________________________________

By: ___________________________________

Name:

Name:

Title:

Title:

Acknowledged and agreed as to matters relating to the Agent:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
solely in its capacity as Agent hereunder

By: ___________________________________

Name:

Title:

ATTACHMENT Q1

The following securities are considered Other Eligible Support so long as their credit ratings and outlooks are no worse than shown in the table below.

	Ratings		Outlook
Company Name	S&P	Moody's	S&P	Moody's
[●]	[●]	[●]	[●]	[●]
[●]	[●]	[●]	[●]	[●]
[●]	[●]	[●]	[●]	[●]

EXHIBIT B

GUARANTEE OF MERRILL LYNCH & CO., INC.

FOR VALUE RECEIVED, receipt of which is hereby acknowledged, MERRILL LYNCH & CO., INC., a corporation duly organized and existing under the laws of the State of Delaware (“ML & Co.”), hereby unconditionally guarantees to Sempra Energy (the “Company”), the due and punctual payment of any and all amounts payable by Merrill Lynch International, a company organized under the laws of England and Wales (“MLI”), under the terms of the Master Confirmation of OTC Collared ASAP Minus (VWAP Pricing) between the Company and MLI, dated as of April 1, 2008 (with the Supplemental Confirmations thereto, the “Agreement”), including, in case of default, interest on any amount due, when and as the same shall become due and payable, whether on the scheduled payment dates, at maturity, upon declaration of termination or otherwise, according to the terms thereof.  In case of the failure of MLI punctually to make any such payment, ML & Co. hereby agrees to make such payment, or cause such payment to be made, promptly upon demand made by the Company to ML & Co.; provided, however that delay by the Company in giving such demand shall in no event affect ML & Co.’s obligations under this Guarantee.  This Guarantee shall remain in full force and effect or shall be reinstated (as the case may be) if at any time any payment guaranteed hereunder, in whole or in part, is rescinded or must otherwise be returned by the Company upon the insolvency, bankruptcy or reorganization of MLI or otherwise, all as though such payment had not been made.  This is a guarantee of payment in full, not collection.

ML & Co. hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Agreement; the absence of any action to enforce the same; any waiver or consent by the Company concerning any provisions thereof; the rendering of any judgment against MLI or any action to enforce the same; or any other circumstances that might otherwise constitute a legal or equitable discharge of a guarantor or a defense of a guarantor.  ML & Co. covenants that this guarantee will not be discharged except by complete payment of the amounts payable under the Agreement.  This Guarantee shall continue to be effective if MLI merges or consolidates with or into another entity, loses its separate legal identity or ceases to exist.

ML & Co. hereby waives diligence; presentment; protest; notice of protest, acceleration, and dishonor; filing of claims with a court in the event of insolvency or bankruptcy of MLI; all demands whatsoever, except as noted in the first paragraph hereof; and any right to require a proceeding first against MLI.

ML & Co. hereby certifies and warrants that this Guarantee constitutes the valid obligation of ML & Co. and complies with all applicable laws.

This Guarantee shall be governed by, and construed in accordance with, the laws of the State of New York.

This Guarantee may be terminated at any time by notice by ML & Co. to the Company given in accordance with the notice provisions of the Agreement, effective upon receipt of such notice by the Company or such later date as may be specified in such notice; provided, however, that this Guarantee shall continue in full force and effect with respect to any obligation of MLI under the Agreement entered into prior to the effectiveness of such notice of termination.

This Guarantee becomes effective concurrent with the effectiveness of the Agreement, according to its terms.

IN WITNESS WHEREOF, ML & Co. has caused this Guarantee to be executed in its corporate name by its duly authorized representative.

MERRILL LYNCH & CO., INC.

By:_________________________

Name:

Title:

Date:

EXHIBIT C

FORM OF COLLATERAL ACCOUNT CONTROL AGREEMENT

Collateral Account Control Agreement (the “Control Agreement”) dated as of [●], 2008, by and among Sempra Energy (“Party A”), Merrill Lynch International (“Party B”) and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Securities Intermediary”).

WHEREAS, Party A and Party B have entered into a Master Confirmation (the “Confirmation”) dated as of [●], 2008;

WHEREAS, as set forth in the Confirmation, Party B will, pursuant to the Confirmation, pledge certain collateral to Party A to secure Party B’s Obligations with respect to transactions under the Confirmation (the “Posted Collateral”) and will grant to Party A a security interest in the Posted Collateral;

WHEREAS, pursuant to an account agreement between Securities Intermediary and Party B (the “Account Agreement”), Securities Intermediary has established in the name of Party B as the entitlement holder an account (the “Account”), to which it will credit the Posted Collateral; and

WHEREAS, Party A, Party B and Securities Intermediary are entering into this Control Agreement to provide for the control of the Posted Collateral in the Account and to perfect the security interest of Party A in such Posted Collateral.

NOW, THEREFORE, in consideration of the mutual promises set forth herein, it is agreed as follows:

1.

Definitions; Inconsistency. Unless otherwise defined herein, capitalized terms will have the meaning specified in the Confirmation.  In the event of any inconsistency between this Control Agreement and the Confirmation, this Control Agreement will prevail.

2.

Satisfaction of Obligation to Transfer Posted Collateral. Party B will be deemed to have satisfied its obligation, if any, to transfer Posted Collateral to Party A pursuant to the Confirmation when such Posted Collateral is credited to the Account.

3.

Maintenance of the Account; Compensation. Securities Intermediary will maintain the Account as a separate and distinct account under the Account Agreement and will segregate the Posted Collateral from the other assets of Party B. Securities Intermediary will be compensated by Party B for services rendered hereunder in accordance with the Account Agreement.

4.

Control.

(a)

Securities Intermediary will comply with all “entitlement orders” (as defined in Section 8-102(a)(8) of the Uniform Commercial Code of the State of New York (“NYUCC”)) concerning the Account originated by Party A without further consent by Party B.

(b)

Party A hereby covenants, for the benefit of Party B, that Party A will not originate entitlement orders concerning the Account, other than to instruct Securities Intermediary to deliver or otherwise transfer some or all of the Posted Collateral to another account of, or as otherwise requested by, Party B, unless and until: (i) an Event of Default or Specified Condition with respect to Party B has occurred and is continuing or (ii) the senior unsecured long-term debt rating of ML&Co. is downgraded by either Moody’s Investors Service, Inc. to Ba1 or lower or by Standard & Poor’s Rating Services to BB+ or lower or (iii) an Early Termination Date has occurred or been designated as a result of an Event of Default or Specified Condition with respect to Party B and Party B has not paid in full all of its Obligations that are due.  The foregoing covenant is for the benefit of Party B only and will not be deemed to constitute a limitation on Party A’s right, as between Securities Intermediary and Party A, to originate entitlement orders with respect to the Account or in Securities Intermediary’s obligation to comply with those entitlement orders.

(c)

Securities Intermediary makes no representation or warranties with respect to the creation or enforceability of any security interest in the Posted Collateral.

5.

Collateral Services

(a)

Party B covenants and agrees that: (i) all securities or other property underlying any financial assets credited to the Account shall be registered in the name of Securities Intermediary, indorsed to Securities Intermediary or indorsed in blank or credited to another securities account maintained in the name of Securities Intermediary, and (ii) in no case will any financial asset credited to the Account be registered in the name of Party B, payable to the order of Party B or specially indorsed to Party B except to the extent the foregoing have been specially indorsed to Securities Intermediary or in blank.

(b)

It is understood and agreed that until this Agreement is terminated in accordance with the terms hereof, Securities Intermediary shall not comply with entitlement orders of Party B or any person other than Party A without the express written consent of Party A to each such entitlement order; provided that Party A will not unreasonably withhold its consent and will respond to any such entitlement order of Party B within a commercially reasonable time.  Party A may, subject to terms of the Confirmation, exercise sole and exclusive control of the Account and the Posted Collateral held therein at any time by delivering to Securities Intermediary a written notice that Party A is exercising sole and exclusive control of the Posted Collateral (a “Notice of Exclusive Control”).  Upon receipt of a Notice of Exclusive Control, Securities Intermediary shall, without inquiry and in reliance upon such Notice, thereafter comply with entitlement orders solely from Party A with respect to the Account.

(c)

Until Securities Intermediary receives a Notice of Exclusive Control, Securities Intermediary shall transfer to Party B (whether by credit to Party B’s custody account at Securities Intermediary or otherwise) all interests and cash dividends received by it with respect to the Posted Collateral.  All other proceeds shall be credited to the Account.  After Securities Intermediary’s receipt of a Notice of Exclusive Control, Securities Intermediary shall credit to the Account all proceeds received by it with respect to the Posted Collateral.

6.

Distributions.  Unless otherwise instructed by Party A, upon receipt of any interest or cash dividends  with respect to the Posted Collateral prior to the delivery of a Notice of Exclusive Control, Securities Intermediary will transfer such distribution to Party B’s custodial account no later than the next business day.

7.

Return Amount.  If the Return Amount with respect to Party A equals or exceeds $500,000, Party B may request Party A to instruct Securities Intermediary to transfer to Party B Posted Collateral having a Value as close as practicable to the Return Amount.  Party A, after consultation with Party B, will specify the items of Posted Collateral to be transferred from the Account to Party B’s custodial account.  If Securities Intermediary receives Party A’s instructions by 12:00 p.m. New York time on a business day, Securities Intermediary will effect such transfer no later than the close of business on the next business day.

8.

Final Returns.  If there are no transactions outstanding under the Confirmation, Party B may request Party A to instruct Securities Intermediary to transfer all assets held in the Account to Party B’s custodial account.  Securities Intermediary will effect such transfer as soon as reasonably practicable after receiving Party A’s instructions.

9.

Status under the NYUCC.  Party A, Party B and Securities Intermediary agree that Securities Intermediary is acting as a securities intermediary with respect to the Account, which Account will constitute a securities account as to which Party B is the entitlement holder, and Securities Intermediary hereby agrees that it will treat all of the Posted Collateral deposited in the Account as financial assets.  As used herein, the terms “securities intermediary”, “securities account”, “entitlement holder” and “financial assets” have the same meanings as in Sections 8-102 and 8-501 of the NYUCC.

10.

Reliance on Instructions.  Securities Intermediary will be entitled to rely on any instructions that it reasonably believes to be delivered by an Authorized Person as set forth in the list of Authorized Persons provided by Party A to Securities Intermediary (as such list may be amended, modified or supplemented from time to time by Party A) and will not be required to otherwise verify the calculation of a Delivery Amount or Return Amount or the occurrence of an Event of Default, Specified Condition or Early Termination Date.

11.

Responsibility of Custodian.  Securities Intermediary will not be liable for the acts or omissions of the other parties to this Control Agreement.  As between Securities Intermediary and Party B, the terms of the Account Agreement will apply with respect to any losses or liabilities of such parties arising out of the Confirmation or this Control Agreement.  As between Securities Intermediary and Party A, Securities Intermediary will not be liable for any act or omission taken by Securities Intermediary in good faith and without negligence in reliance on instructions from Party A.

12.

Subordination of Lien; Waiver of Set-Off, Adverse Claims.

(a)

In the event that Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Account or any financial assets, cash or other property credited thereto, Securities Intermediary hereby agrees that such security interest shall subordinate to the security interest of Party A.  The financial assets, money and other items credited to the Account will not be subject to deduction, set-off, banker’s lien or any other right in favor of any person other than Party A.

(b)

Securities Intermediary represents and warrants that, except for the claims and interest of Party A and of Party B in the Account, it does not know of any security interest in, lien on, or claim to, or other interest in, the Account or in any “financial asset” (as defined in Section 8-102(a) of the NYUCC) credited thereto.  If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Account or in any financial asset carried therein, Securities Intermediary will promptly notify Party A and Party B thereof.

13.

Statements; Other Communications.  Securities Intermediary will provide to Party A and Party B a weekly statement Mondays by 6 p.m. New York City time and a statement on each day there is movements of assets into or out of the Account.  Upon receipt of written notice of any lien, encumbrance or adverse claim against the Account or any portion of the Posted Collateral carried therein, Securities Intermediary shall use reasonable efforts to notify Party A and Party B as promptly as practicable under the circumstances.  Statements pursuant to this Paragraph 13 and any other communications required or permitted under this Control Agreement will be sent by Securities Intermediary by U.S. Mail, overnight courier or a combination of facsimile and email, to the addresses set forth below:

Party A: Sempra Energy

101 Ash Street

San Diego, CA 92101

Attention: Charles A. McMonagle, Senior VP & Treasurer

Facsimile No.: 619 696-4588

Telephone No.: 619 696-4512

Email: cmcmonagle@sempra.com

Party B: Merrill Lynch International

Merrill Lynch Financial Centre

2 King Edward Street, London EC1A 1HQ

Attention: Gary Rosenblum

Facsimile No.: 212 449-2355

Telephone No.: 212 449-6309

and

Attention: Equity-Linked Capital Markets

Facsimile No.: 212 449-0355

Email: charles_hill@ml.com

Merrill Lynch, Pierce, Fenner & Smith Incorporated

222 Broadway, 16th Floor

New York, NY 10038

Attention: Litigation Department

 and

Attention: Equity-Linked Capital Markets

Facsimile No.: 212 449-0355

Email: charles_hill@ml.com

or to such other address as any party may, from time to time, designate in a written notice given in a like manner.  Notice given by U.S. Mail, facsimile, overnight courier or email shall be deemed delivered only upon receipt by the addressee.

14.

Amendment; Assignment.  No amendment or modification of this Control Agreement will be effective unless it is in writing and signed by each of the parties hereto.  This Control Agreement may not be assigned without the prior written consent of the parties.

15.

Termination.  This Control Agreement shall continue in effect until Party A has notified Securities Intermediary in writing that this Control Agreement is to be terminated.  Upon receipt of such notice, Party A shall have no further right to originate entitlement orders concerning the Account and Party B shall be entitled to originate entitlement orders concerning the Account for any purpose and without limitation except as may be provided in the Account Agreement.

16.

Governing Law.  This Control Agreement will be governed by and construed in accordance with the laws of the State of New York.  Regardless of any provision in the Account Agreement or any other agreement, for purposes of the NYUCC, with respect to the Account, New York shall be deemed to be Securities Intermediary’s jurisdiction (within the meaning of Section 8-110 of the NYUCC).

IN WITNESS WHEREOF, the parties have caused this Control Agreement to be executed by their respective officers or duly authorized representatives as of the date first above written.

PARTY A:

SEMPRA ENERGY

By:__________________________

Name:

Title:

PARTY B:

MERRILL LYNCH INTERNATIONAL

By:_______________________________

Name:

Title:

SECURITIES INTERMEDIARY:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

By:__________________________

Name:

Title:

MERRILL LYNCH

COVER STATEMENT

CLIENT/COUNTERPARTY RELATIONSHIP

Dear Client/Counterparty:

Merrill Lynch is pleased to provide the attached statement of Generic Risks Associated with Over-the-Counter Derivative Transactions under this Cover Statement that concerns, among other things, the nature of our relationship with you in the context of such transactions.  This statement was developed for our new and our ongoing client/counterparties in response to suggestions that OTC derivative dealers consider taking steps to ensure that market participants utilizing OTC derivatives understand their risk exposures and the nature of their relationships with dealers before they enter into OTC derivative transactions.

Merrill Lynch (“we”) are providing to you and your organization (“you”) the attached statement of Generic Risks Associated with Over-the-Counter Derivative Transactions in order to identify, in general terms, certain of the principal risks associated with individually negotiated over-the-counter (“OTC”) derivative transactions.  The attached statement does not purport to identify the nature of the specific market or other risks associated with a particular transaction.

Before entering into an OTC derivative transaction, you should ensure that you fully understand the terms of the transaction, relevant risk factors, the nature and extent of your risk of loss and the nature of the contractual relationship into which you are entering.  You should also carefully evaluate whether the transaction is appropriate for you in light of your experience, objectives, financial resources, and other relevant circumstances and whether you have the operational resources in place to monitor the associated risks and contractual obligations over the term of the transaction.  If you are acting as a financial adviser or agent, you should evaluate these considerations in light of the circumstances applicable to your principal and the scope of your authority.

If you believe you need assistance in evaluating and understanding the terms or risks of a particular OTC derivative transaction, you should consult appropriate advisers before entering into the transaction.

Unless we have expressly agreed in writing to act as your adviser with respect to a particular OTC derivative transaction pursuant to terms and conditions specifying the nature and scope of our advisory relationship, we are acting in the capacity of an arm's length contractual Counterparty to you in connection with the transaction and not as your financial adviser or fiduciary.  Accordingly, unless we have so agreed to act as your adviser, you should not regard transaction proposals, suggestions or other written or oral communications from us as recommendations or advice or as expressing our view as to whether a particular transaction is appropriate for you or meets your financial objectives.

Finally, we and/or our affiliates may from time to time take proprietary positions and/or make a market in instruments identical or economically related to OTC derivative transactions entered into with you, or may have an investment banking or other commercial relationship with and access to information from the issuer(s) of securities, financial instruments, or other interests underlying OTC derivative transactions entered into with you.  We may also undertake proprietary activities, including hedging transactions related to the initiation or termination of an OTC derivative transaction with you, that may adversely affect the market price, rate index or other market factor(s) underlying an OTC derivative transaction entered into with you and consequently the value of the transaction.

Merrill Lynch

A. GENERIC RISKS ASSOCIATED WITH
OVER-THE-COUNTER DERIVATIVE TRANSACTIONS

OTC derivative transactions, like other financial transactions, involve a variety of significant risks.  The specific risks presented by a particular OTC derivative transaction necessarily depend upon the terms of the transaction and your circumstances.  In general, however, all OTC derivative transactions involve some combination of market risk, credit risk, funding risk and operational risk.

Market risk is the risk that the value of a transaction will be adversely affected by fluctuations in the level or volatility of or correlation or relationship between one or more market prices, rates or indices or other market factors or by illiquidity in the market for the relevant transaction or in a related market.

Credit risk is the risk that a Counterparty will fail to perform its obligations to you when due.

Funding risk is the risk that, as a result of mismatches or delays in the timing of cash flows due from or to your counterparties in OTC derivative transactions or related hedging, trading, collateral or other transactions, you or your Counterparty will not have adequate cash available to fund current obligations.

Operational risk is the risk of loss to you arising from inadequacies in or failures of your internal systems and controls for monitoring and quantifying the risks and contractual obligations associated with OTC derivative transactions, for recording and valuing OTC derivative and related transactions, or for detecting human error, systems failure or management failure.

There may be other significant risks that you should consider based on the terms of a specific transaction.  Highly customized OTC derivative transactions in particular may increase liquidity risk and introduce other significant risk factors of a complex character.  Highly leveraged transactions may experience substantial gains or losses in value as a result of relatively small changes in the value or level of an underlying or related market factor.

Because the price and other terms on which you may enter into or terminate an OTC derivative transaction are individually negotiated, these may not represent the best price or terms available to you from other sources.

In evaluating the risks and contractual obligations associated with a particular OTC derivative transaction, you should also consider that an OTC derivative transaction may be modified or terminated only by mutual consent of the original parties and subject to agreement on individually negotiated terms.  Accordingly, it may not be possible for you to modify, terminate or offset your obligations or your exposure to the risks associated with a transaction prior to its scheduled termination date.

Similarly, while market makers and dealers generally quote prices or terms for entering into or terminating OTC derivative transactions and provide indicative or mid-market quotations with respect to outstanding OTC derivative transactions, they are generally not contractually obligated to do so.  In addition, it may not be possible to obtain indicative or mid-market quotations for an OTC derivative transaction from a market maker or dealer that is not a Counterparty to the transaction.  Consequently, it may also be difficult for you to establish an independent value for an outstanding OTC derivative transaction.  You should not regard your Counterparty's provision of a valuation or indicative price at your request as an offer to enter into or terminate the relevant transaction at that value or price, unless the value or price is identified by the Counterparty as firm or binding.

This brief statement does not purport to disclose all of the risks and other material considerations associated with OTC derivative transactions.  You should not construe this generic disclosure statement as business, legal, tax or accounting advice or as modifying applicable law.  You should consult your own business, legal, tax and accounting advisers with respect to proposed OTC derivative transactions and you should refrain from entering into any OTC derivative transaction unless you have fully understood the terms and risks of the transaction, including the extent of your potential risk of loss.

SCHEDULE A

Share Purchase Activity by Counterparty

NONE